UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

FIRST LIBERTY POWER CORP.
Exact name of registrant as specified in its charter

Nevada	000-52928	45-0560329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd, Suite 300, Las Vegas, NV	89128
(Address of principal executive offices)	(Zip Code)

(800) 709-1196
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accountant

On March 3, 2011 First Liberty Power Corp. (the “Company”) received a letter from Etania Audit Group P.C. (“Etania”) (formerly Davis Accounting Group P.C.) stating that it was resigning as the registered independent auditor of the Company.

Subsequently, also on March 3, 2011, the Company received from the Securities and Exchange Commission a letter stating that its auditor, Etania, was not duly licensed when it issued an audit opinion on the Company’s financial statements included in the Company’s Form 10-K for fiscal year ending July 31, 2010, and accordingly those financial statements are not considered to be audited.  The Company will be amending this Form 10-K report to include audited financial statements by a firm which is duly registered and in good standing.

Etania’s audit report of the Company’s audited financial statements for the years ended July 31, 2010 contained no adverse opinion or disclaimer of opinion, other than language expressing substantial doubt as to the Company’s ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

As such, in connection with the audit of the Financial Statements by Etania, there were no disagreements between the Company and Etania on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Etania’s satisfaction, would have caused Etania to make reference to the subject matter of the disagreement in connection with its reports on the Financial Statements.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of the audit report, occurred during the fiscal year ended July 31, 2010.  During the most recent fiscal year and any subsequent period preceding dismissal, there were no disagreements with Etania, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company  has provided Etania with a copy of the foregoing disclosure, and requested that Etania furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. Upon receipt of the letter from Etania, the Company will file the letter with the SEC by amendment to this report.

Engagement of Independent Registered Public Accountant

On March 7, 2011, the Board engaged the accounting firm of De Joya Griffith & Company, LLC (“De Joya”) and appointed it as the Company’s new independent registered public accounting firm.

During the most recent fiscal year ended July 31, 2010, prior to the engagement of De Joya, the Company did not consult with De Joya with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, De Joya has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Liberty Power Corp.

Dated: March 11, 2011	By:	/s/ Donald Nicholson
	Name:	Donald Nicholson
`	Title:	President & CEO